PROSPECTUS SUPPLEMENT
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
The Prudential Variable Appreciable Account

PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Appreciable Account
Pruco Life Variable Insurance Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account
Pruco Life of New Jersey Variable Insurance Account

Supplement dated June 21, 2024,
to
Prospectuses dated May 1, 2024
for
Variable Appreciable Life® and Variable Life Insurance Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

On July 1, 2024, the PSF Global Portfolio and the PSF PGIM High Yield Bond Portfolio (“the Funds”) will restate their expenses. The rows for the Funds in APPENDIX A: Funds Available Under the Contract will be deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2023
			1 year	5 year	10 year
Global/International	PSF Global Portfolio (Class I) - PGIM Investments LLC / LSV Asset Management; Massachusetts Financial Services Company; PGIM Quantitative Solutions LLC.; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC	0.78%^	19.59%	11.64%	8.28%
Fixed Income	PSF PGIM High Yield Bond Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited	0.57%^	11.82%	5.94%	5.17%
^The Fund’s annual current expense reflects temporary fee reductions.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP221
VAL, VLI